Exhibit 99.1

January 2020 TECHNOLOGY AND PAYMENTS PROVIDER EMPOWERING GLOBAL MERCHANTS

Disclaimer This presentation (this “Presentation”) was prepared for informational purposes only to assist interested parties in making their own evaluation of the proposed transaction (the “Transaction”) between Far Point Acquisition Corporation (“FPAC”, “we”, or “our”) and Global Blue Group AG (“Global Blue”). This Presentation is for strategic discussion purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell shares of FPAC, Global Blue or any successor entity of the Transaction. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by FPAC. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation, express or implied, is or will be given by FPAC, Global Blue or their respective affiliates and advisors as to the accuracy or completeness of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Transaction. This Presentation and the oral briefing provided by FPAC or Global Blue may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding FPAC’s, Global Blue’s on their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward looking statements are based on FPAC’s and Global Blue’s current expectations and beliefs concerning future developments and their potential effects on FPAC, Global Blue or any successor entity of the Transaction. There can be no assurance that the future developments affecting FPAC, Global Blue or any successor entity of the Transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond FPAC’s or Global Blue’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, FPAC and Global Blue are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and FPAC’s or Global Blue’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of FPAC. This presentation contains statistical data, estimates and forecasts that have been provided by Global Blue and/or are based on independent industry publications or other publicly available information, as well as other information based on FPAC’s internal sources. This information involves many assumptions and limitations and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been provided by Global Blue and/or contained in these industry publications and other publicly available information. Accordingly, none of FPAC, Global Blue nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data. Certain amounts related to the transaction described herein have been expressed in U.S. dollars for convenience and, when expressed in U.S. dollars in the future, such amounts may be different from those set forth herein. Financial Information. The historic financial information respecting Global Blue contained in this Presentation has been taken from or prepared based on the historical audited financial statements of Global Blue, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the EU, which are not materially different from IFRS as issued by the International Accounting Standards Board (“IASB”). An audit of such financial statements in accordance with the standards of the U.S. Public Company Accounting Oversight Board is in process and will be included in the registration statement/ proxy statement related to the Transaction. Non-GAAP Financial Measures. This presentation includes certain financial measures not prepared in accordance with IFRS, which constitute “non-GAAP financial measures” as defined by the rules of the U.S. Securities and Exchange Commission. These non-GAAP financial measures include: Adjusted EBITDA, Adjusted EBITDA Margin, Cash Flow Conversion, FCFE (Group Share), Adjusted EBIT, Unlevered Net Income, Adjusted Net Income, Adjusted Net Income (Group Share), Net Leverage and Adjusted Operating Expenses. FPAC has included these non-GAAP financial measures because it believes they provide an additional tool for investors to use in evaluating the financial performance and prospects of Global Blue or any successor entity of the Transaction. These non-GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with IFRS. In addition, these non-GAAP financial measures may differ from non-GAAP financial measures with comparable names used by other companies. Note however, that to the extent forward-looking non-GAAP financial measures are provided herein, they are not reconciled to comparable historic IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Additional Information. In connection with the Transaction, Global Blue Group Holding AG, the intended successor entity in the Transaction, intends to file a Registration Statement on Form F-4, which will include a preliminary prospectus and preliminary proxy statement. FPAC will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. Investors and security holders of FPAC are advised to read, when available, the proxy statement/prospectus in connection with FPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the Transaction because the proxy statement/prospectus will contain important information about the Transaction and the parties thereto. The definitive proxy statement/prospectus will be mailed to stockholders of FPAC as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Far Point Acquisition Corporation, 18 West 18th Street, New York, NY 10011. Participants in the Solicitation. FPAC, Global Blue and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FPAC’s stockholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of FPAC’s directors and officers in FPAC’s filings with the SEC, including FPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 29, 2019, and such information and names of Global Blue’s directors and executive officers will also be in the Registration Statement on Form F-4 to be filed with the SEC by Global Blue Group Holding AG, the intended successor entity in the Transaction, which will include the proxy statement of FPAC for the Transaction. 2

Today’s presenters Jacques Thomas Stern Farley Chief Officer Executive Chief Officer Executive 3

Summary transaction overview

TRANSACTION DESCRIPTION	• Far Point Acquisition Corporation ("FPAC") is entering into a definitive agreement to combine with Global Blue AG ("Global Blue") • The post-closing public company will be incorporated in Switzerland, listed in NYSE, and maintain the Global Blue name • The transaction is expected to close during the second quarter of 2020
PURCHASE PRICE[1]	• Total enterprise value of €2.3B / $2.6B ($10.0 per share) - TEV/Adjusted EBITDA 2020/21E[2] of 12.1x • Existing Global Blue shareholders will be paid ~€870M in cash consideration and issued ~80M roll-over shares in Global Blue
FINANCING OF THE TRANSACTION[1]	• The transaction will be funded by a combination of FPAC cash held in trust account and cornerstone equity investments[3] • Cornerstone equity investors to commit €316M ($350M) before announcement of the deal (PIPE). Ant Financial, additional investors, and Third Point to invest $125M (€113M), $125M (€113M), and $100M (€90M), respectively • Firm commitment from banks to refinance debt at closing for total value of €630M, with anticipated pro-forma Net Debt / LTM Adjusted EBITDA (Mar-2020E) of 3.3x
PRO-FORMA OWNERSHIP[1]	• **Existing Global Blue shareholders:** 42% ownership • **Cornerstone equity investment (Ant Financial / additional investors / Third Point):** 7% / 7% / 5% ownership • **FPAC founders:** 6% ownership
GOVERNANCE	• Jacques Stern will continue to serve as CEO and Loïc Jenouvrier will continue to serve as CFO for the combined Company • Thomas Farley will serve as the Chairman • Expected Board: 9 members (including GB CEO), of which majority are independents; 3 to be appointed by existing shareholders and 2 by FPAC

Note: EUR/USD Exchange Rate 1.109. See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) Assumes no redemption by FPAC's existing public shareholders. (2) Global Blue fiscal year ends March 31, 2021.
(3) Cornerstone equity investments to take the form of a PIPE. Source: Company Information (Global Blue).

Global Blue FAR POINT 4

1. BUSINESS OVERVIEW 2. INVESTMENT HIGHLIGHTS 3. TRANSACTION OVERVIEW 4. APPENDIX 5

A strategic technology and payments partner empowering merchants to capture the growth of international shoppers    TAX FREE SHOPPING     TECHNOLOGY SOLU SMART DATA & BUSINESS INTELLIGENCE INTERNATIONAL TARGETED MARKETING SOLUTIONSMERCHANTSSHOPPERS & INTELLIGENT SALES TECHNOLOGY TFS Merchant(1) Worldwide +300K Stores20-30% Luxury Revenue ADDED-VA PAYMENT SOLUTIONS    Note: (1) When limiting luxury revenue to that in Tax Free Shopping countries (instead of worldwide), international shoppers represent 40-50% of luxury revenue (company estimate based on a sample of merchants in Tax Free Shopping countries). Source: Company Information (Global Blue).    6

Global Blue at a glance

Tax Free Shopping Technology Solutions (TFS)

~85% of revenue

13M GB international shoppers	**36M** GB transactions	**€18.2B** GB sales in store (SiS)
€70B addressable market[2]	**€26B** addressed market[2]	**~70%** GB market share[3]

Global Blue

Added-Value Payment Solutions (AVPS)

~15% of revenue

16M GB international shoppers[1]	**28M** GB transactions	**€4.4B** GB sales in store (SiS)
€455B addressable market[4]	**€28B** addressed market[4]	**~20%** GB market share[5]

REVENUE	ADJUSTED EBITDA	ADJUSTED EBITDA MARGIN	CASH FLOW CONVERSION[6]
~€430M (2019/20E)	~€182M (2019/20E)	~42% (2019/20E)	~85% (2019/20E)

Note: Figures refer to the fiscal year ending 31 March 2019 (2018/19), except where noted. See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) Company estimate, extrapolated from GB sample set; (2) Addressable market estimate refers to total eligible SIS (excluding cross-border TFS, government-run TFS schemes, ineligible transactions, and countries without VAT) as at 2018/19; addressed market refers to the sub-segment addressed by VAT refund operators, excluding SIS not issued and refunded and SIS related to in-house VAT refund merchants; (3) Estimated third-party serviced market share based on TFS SIS; (4) Addressable market estimate refers to addressable cross-border card spend on POS and ATM (excluding multi-currency processing market) as at 2018/19; addressed market reflects market-wide DCC penetration and acceptance rates; (5) Estimated market share based on DCC revenue; Global Blue AVPS SIS as percentage of the addressed market equals 16%. (6) PT UFCF (Pre-tax unlevered free cash flow) divided by Adjusted EBITDA, where PT UFCF is defined as Adjusted EBITDA less capital expenditures and change in net working capital. Source: Company Information (Global Blue).

Global Blue FAR POINT 7

Tax Free Shopping Technology Solutions

A win-win value proposition for merchants, international shoppers, customs & authorities, and Global Blue


INTERNATIONAL SHOPPER
PURCHASE (including VAT) €1,200
Purchase: €1,000
VAT: €200
MERCHANT
CUSTOMS & AUTHORITIES
REFUND AGENT
VAT: €200
Issuing
(Tax free form)
Export Validation
(Goods)
Refunding
(VAT)
GLOBAL BLUE SOLUTIONS
Software
Software
Payments Processing, Software
INTERNATIONAL SHOPPER VAT REFUND
€140
MERCHANT REVENUE
€30
Global Blue REVENUE
€30

Note: This overview is presented for illustrative purposes only and not as a representation of actual amounts involved in the TFS process. Actual amounts may vary depending on a number of factors, including the revenue share split set out in agreements with merchants and market trends.

Global Blue FAR POINT 8

Global Blue is the most comprehensive INTEGRATED NETWORK in its category

FRONT END **INTEGRATION** WITH POS & PSP

KEY **NETWORK** FUNCTIONS

- AFFILIATION OF NETWORK
- CONSUMER BRANDING
- TECH-ENABLED PROCESSING
- DATA AGGREGATION & ANALYTICS

BACK END **INTEGRATION** WITH PAYMENT PROVIDERS

	CLIENTS	*NETWORK EXAMPLES*	*CONSTITUENCIES*
INTERNATIONAL SHOPPERS	**Retailers**	Global Blue	**Refund Agents / Payment Providers**
EMPLOYEE BENEFIT	Employers	Edenred	Restaurants
TRANSPORTATION	Fleet Operators	FLEETCOR, wex	Petrol Stations

Global Blue FAR POINT 9

1. BUSINESS OVERVIEW 2. INVESTMENT HIGHLIGHTS 3. TRANSACTION OVERVIEW 4. APPENDIX    10

Investment highlights

1. POWERFUL MACRO DRIVERS OF GROWTH
2. CLEAR MARKET & TECHNOLOGY LEADERSHIP
3. BUSINESS STRATEGY CREATING VALUE
4. ATTRACTIVE TRANSACTION-BASED BUSINESS MODEL
5. INTERNATIONAL MANAGEMENT TEAM WITH RELEVANT EXPERTISE

Global Blue FAR POINT 11

1 2 3 4 5

Strong macro driven historical growth expected to continue

		PROOF POINTS		GROWTH DRIVER *Next ~5 years expectation*	
A	EMERGING MARKETS	97% correlation[1]	EM middle class vs. TFS transactions	Arrivals of EM shoppers into Global Blue's markets	+9% CAGR[4]
B	DIGITALIZATION	2.0x higher[2]	Success ratio increase in digital vs. non-digital countries	% of transactions digitally validated	54% to 89%[5]
C	VAT DYNAMICS	1.4x faster[3]	Luxury sales growth in VAT refund vs. non-VAT refund countries	Countries adopting a VAT refund scheme	>10 additional countries[6]

Note: (1) R-squared of the regression between arrivals into Global Blue markets (implied by emerging markets middle class growth, based on a regression calculated between 2000/01 to 2018/19) and Global Blue TFS transactions, calculated between 2009/10 and 2018/19; (2) Calculated from 2009/10 to 2018/19, based on a consistent set of Global Blue countries with digital validation and non-digital validation at the start and end date of the calculation; (3) Extra-regional personal luxury market growth in countries with VAT refund schemes and countries without, calculated from 2009/10 to 2018/19; (4) Forecast period is 2018/19 - 2024/25; (5) Forecast period is 2018/19 - 2021/22; (6) Subject to decisions of the respective governments, as such may or may not eventually occur. Source: Company Information (Global Blue).

Global Blue FAR POINT 12

1 2 3 4 5     Global Blue’s clear competitive differentiation    GLOBAL LEADERSHIP >3x market share vs. next TFS competitor 70% market share in TFS(1)    PORTFOLIO OF ICONIC LUXURY BRANDS Longstanding relationships with iconic luxury brands Low gross churn(2): -3% Positive net churn(2): +1% Avg. tenure (years)(4): >20    FULLY INTEGRATED IN-HOUSE TECHNOLOGY PLATFORM 40+ PSP integrations 200+ POS integrations 17 customs integrations 13 payment partners    DEEP DOMAIN EXPERTISE IN COMPLIANCE >40 Tax free shopping countries(3) where GB has deep regulatory know-how    Note: Figures refer to 2018 / 19A. Fiscal year ending 31 March. (1) Estimated third-party serviced market share, based on TFS SiS; (2) Last 5 years average % SiS. (3) TFS countries where Global Blue currently operates. (4) Average tenure based on the top 20 merchants Source: Company Information (Global Blue).    13

1 2 3 4 5

Business strategy creating value

VOLUME GROWTH DRIVERS

VOLUME GROWTH MACRO DRIVERS

- EMERGING MARKETS
- VAT DYNAMICS
- DIGITALIZATION

MANAGEMENT INITIATIVES TO BOOST VOLUME GROWTH

TAX FREE SHOPPING TECHNOLOGY SOLUTIONS

Increase penetration
Increase market share
Expand market

ADDED-VALUE PAYMENT SOLUTIONS

Increase DCC penetration
Cross-sell payment solutions

REVENUE GROWTH DRIVERS

INTELLIGENCE

Open-eye advisory to identify opportunities for growth

MARKETING

Data-driven solutions to increase footfall

SALES

Techniques and technology to convert footfall to revenue

EXPERIENCE

Personalized customer journey to enhance performance

STRATEGIC PARTNERSHIPS TO ENHANCE VALUE CREATION

Global Blue FAR POINT 14

1 2 3 4 5

M&A strategy – potential opportunity

GB IS WELL POSITIONED FOR STRATEGIC M&A

1. Modernization of the technology stack since new management team arrival in 2015 enables Global Blue to on-board acquired companies and drive revenue and cost synergies
2. Public currency, achieved through merger with Far Point, increases the target list and structuring flexibility
3. Global Blue's trusted position with ca. 400K high-quality stores and 29M International Shoppers enables provision of additional services over time
4. Jacques Stern and Thomas Farley both have extensive public-market M&A experience executing and integrating highly accretive acquisitions totalling >$20B of transaction value
5. Management and Board focus on financial discipline

AREAS OF POTENTIAL M&A

INFORMATION SERVICES
Assist merchants with driving additional revenue

CONSUMER DIGITAL MARKETING
Drive consumer footfall to merchant stores

TECHNOLOGY AND PAYMENTS AT POINT-OF-SALE
Assist merchants with the digital checkout process

ADDED VALUE PAYMENT SERVICES
Assist businesses with managing payments complexity in their environments (e.g., hospitality, retail)

Global Blue FAR POINT 15

1 2 3 4 5

Powerful financial model delivering earnings growth and cash flow generation

(2009/10 and 2018/19 - Fiscal years ended in March. The year 2018/19 refers to 1 April 2018 to 31 March 2019)

GROWTH

Revenue, €M


+11% CAGR
409
160
2009/10
2018/19

SiS CAGR over the period: +15%

TRACK RECORD OF GROWTH

+

PROFITABILITY

Adjusted EBITDA, €M


Adjusted EBITDA margin %
23%
41%
+19% CAGR
170
36
2009/10
2018/19

OPERATING LEVERAGE

+

CASH FLOW CONVERSION

2018/19


100%
(15%)
85%
Adjusted EBITDA
Capex & ΔNWC
PT UFCF

HIGH CASH FLOW CONVERSION

=

EARNINGS POWER

€M, 2018/19


139
(31)
108
Effective tax rate: 22-23%
Adjusted EBIT(1)
Tax
Unlevered Net Income

EXCEPTIONAL TOTAL SHAREHOLDER RETURNS

Note: Fiscal year ending 31 March. Adjusted EBITDA defined as earnings before interest, taxes, depreciation and amortization, excluding other income and expense items that the Company considers as not related to ordinary business operations. PT UFCF (Pre-tax unlevered free cash flow) defined as Adjusted EBITDA less capital expenditures and change in net working capital; Unlevered net income defined as earnings before interest and taxes less unlevered tax expense, before deducting non-controlling interest. See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) Adjusted EBIT defined as earnings before interest and taxes, excluding amortisation from purchase price allocation related to acquired assets, predominantly related to the 2012 LBO. Source: Company Information (Global Blue).

Global Blue FAR POINT 16

1 2 3 4 5

Well-diversified business

INTERNATIONAL SHOPPER'S ORIGIN

TFS SiS, % total


Other DM
17%
GCC
8%
USA
6%
Other EM
14%
SEA & India
11%
Russia
5%
China
40%
Developed markets ~30%
Emerging markets ~70%

INTERNATIONAL SHOPPER'S DESTINATION

TFS SiS, % total


Other APAC
3%
Singapore
9%
Japan
17%
Other EMEA & Americas
17%
Spain
7%
Germany
7%
Italy
13%
UK
14%
France
14%
APAC ~30%
Europe(1) ~70%

MERCHANT BASE(2)

TFS Revenue, % total


Merchant 1
5%
Merchant 2
Merchant 3
Merchant 4
Merchant 5
Merchants 6-20
15%
Other
72%
Top 20 ~30%

HIGHLY DIVERSIFIED BUSINESS MODEL

across destination markets, origin of international shoppers and merchants

STRATEGIC POSITION IN APAC

enabling company to capture the growth in the region

EXPOSED TO EMERGING MARKETS

~70% of TFS SiS generated by international shoppers from emerging markets

Note: Figures refer to the financial year ending 31 March 2019 (2018/19) (1) Includes EMEA and Latin America (2) Refers to TFS revenue split by individual merchants
Source: Company Information (Global Blue).

Global Blue FAR POINT 17

1 2 3 4 5 Reversion of growth to medium-term trend    Fiscal years ended in March    LAST 5 YEARS LAST 3 YEARSDEC-2019 YTD 9%9% SALES IN5% STORE 8% REVENUE4% -1% ADJUSTED10%11% EBITDA 1%    COMMENTARY Structural long-term growth underpinned by macro drivers Last 2-3 years impacted by FX and geopolitical volatility Business now back to solid growth for the last 9 months    Note: See “Non-GAAP Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. Source: Company Information (Global Blue).    18

1 2 3 4 5 Reversion of growth to medium-term trend: 2019 Zoom-in    Quarterly 2019 Revenue YoY Growth     9% 9% 8% 7% 6% Q4 2018/19Q1 2019/20Q2 2019/20Q3 2019/20 (3 months ending 31-Mar)(3 months ending 30-Jun)(3 months ending 30-Sept)(3 months ending 31-Dec)    COMMENTARY Revenue growth across all quarters in 2019 is at / ahead of top-end of medium-term revenue guidance of    3 – 6% Stronger growth during summer shopping months    Source: Company Information (Global Blue).    19

1 2 3 4 5

Outlook and medium term guidance (1/3)

Fiscal years ended in March — 2018/19A | 2019/20E | 2020/21E

REVENUE €M


~455
431
~445
409

Margin / ADJUSTED EBITDA €M


Margin
41%
42%
~42%
~193 (1)
182
~187
170

MEDIUM TERM GUIDANCE (3 YEARS: 2020/21E-2023/24E)

See detailed SiS forecast and revenue growth guidance reconciliation in Appendix

3-6% compounded annual revenue growth rate

- Structural macro drivers leading to ~9% Sales in Store growth
- ~2/3 of the delta between SiS and revenue CAGR driven by mix effect
- The remaining ~1/3 of the delta is driven by competitive pressure

>200bps Adjusted EBITDA margin expansion

- High profitability driven by economies of scale
- Significant operating leverage (60% of adjusted opex is fixed; *details in appendix*)

Note: See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) 2020/21E adjusted EBITDA does not include costs related to a US listing
Source: Company Information (Global Blue).

Global Blue FAR POINT 20

1 2 3 4 5

Outlook and medium term guidance (2/3)

Fiscal years ended in March	2018/19A	2019/20E	2020/21E	MEDIUM TERM GUIDANCE (3 YEARS: 2020/21E-2023/24E)

ADJUSTED NET INCOME (GROUP SHARE[1]) €M


~95
81
81

High-single digit adjusted net income (group share) growth

- D&A to increase by ~€5M in 2021/22E, then to remain broadly flat *(details in appendix)*
- As a part of the transaction, Global Blue is conducting a refinancing of its capital structure; E+2.00% expected interest rate in 2020/21 supporting net income step-up
- Effective tax rate of ~24%

FCFE[2] (GROUP SHARE) €M


~90
73
73

- Maintain a sustainable annual capex level of ~€32-35M
- Structurally neutral change in NWC with predictable intra-year seasonality
- Cash taxes broadly in line with adjusted P&L taxes
- Cash interest reflecting refinancing (per above)

Note: See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) Group Share refers to adjusted net income attributable to the shareholders, i.e. excluding minority interest. Minority increase mainly attributable to JV in Japan. (2) Free Cash Flow to Equity (FCFE) defined as EBITDA - Capex - Change in NWC - Cash Interest - Cash Tax - Dividends Paid to Non-controlling Interests - principal elements of lease payments.
Source: Company Information (Global Blue).

Global Blue FAR POINT 21

Outlook and medium term guidance (3/3)    MEDIUM TERM GUIDANCE Fiscal years ended in March 2019/20E 2020/21E (3 YEARS: 2020/21E-2023/24E) NET 3.3x LEVERAGE(1) <3.0x Net debt / adjusted EBITDA to below 2.5x (x) CAPITAL ~40 RETURN(2) Increase of absolute amount Not listed €M likely over time N/A    Note: See “Non-GAAP Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) Defined as financial debt plus lease liabilities less cash, divided by EBITDA (2) In form of dividend and / or share buyback. Dividend declared in the year and paid in the following year. Capital return payment for fiscal year ending 31 March 2021 is expected to be paid September 2021. Source: Company Information (Global Blue).    22

1 2 3 4 5 International management team with relevant expertise Average 10+ years at Global Blue(1)    Jacques Stern Chief Executive Officer 4    Loïc Jenouvrier Chief Financial Officer 4    Pier F. Nervini Laurent Delmas Greg Gelhaus Tomas Mostany Damian Cecci Fabio Ferreira Jeremy Taylor Europe North, Europe South APAC Tax Free Shopping Added-value Technology Operations Central and Global Technology Payment Solutions Accounts Solutions OPERATIONS MARKETS PRODUCTS & IT    16 3 5 17 16 4 20    J. Henderson-Ross Jorge Casal Legal New Markets, Public SUPPORT Affairs & Americas 5 21    X ears at Global Blue    Note: (1) Based on the average tenure of the executive committee (defined as the management team presented herein), including experience of acquired companies.    23

BUSINESS OVERVIEW INVESTMENT HIGHLIGHTS TRANSACTION OVERVIEW APPENDIX    24

Global Blue + Far Point: a partnership to create lasting value

Global Blue					FAR POINT
Market leading technology and payments provider empowering global merchants					Formed to create a leading, public FinTech company as a platform for future growth
~300,000 TFS merchant stores processing ~€18B in Sales in Store	#1 GLOBAL TFS PROVIDER	1	PROVEN FINTECH EXPERIENCE		NYSE, ICE, SUNGARD
+240 PSP/POS integrations and 13 payments partners on a single cloud-based platform, built for scale	FULLY INTEGRATED NETWORK & PROCESSING PLATFORM	2	PARTNERSHIP WITH PREMIER ASSET MANAGER		THIRD POINT
Structural growth tailwinds combined with best-in-class margins	STRUCTURAL GROWTH AND HIGHLY PROFITABLE	3	~$750M OF CAPITAL DELIVERED		~$650M cash in trust plus ~$100M Third Point PIPE investment commitment

25

Detailed transaction overview (1/2)    SOURCES AND USES    SOURCES    €M $M FPAC cash in trust (1)586650 Cornerstone equity investment—Ant Financial113125 Cornerstone equity investment—Additional investors113125 Cornerstone equity investment—Third Point90100 New debt630699 Global Blue balance sheet cash4550 Total sources1,5771,748 USES€M$M Cash to existing Global Blue shareholders872967 Existing debt refinancing630699 Estimated transaction fees and expenses7482 Total uses1,5771,748    CAPITALISATION OVERVIEW    €MxEBITDA RCF (€100M undrawn)00.0x Term loan6303.5x Gross financial debt6303.5x Cash(76)(0.5x) Net financial debt5543.0x Lease liability460.3x Net financial debt and leases (Mar-20E)6003.3x Equity1,700 Total capitalisation2,300 LTM Adjusted EBITDA (Mar-20E)182    Note: EUR/USD Exchange Rate 1.109. See “Non-GAAP Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. Capitalisation is presented prior to the expected usage of approximately €45M Global Blue cash to cover part of the fees related to the transaction. (1) Assumes no redemption by FPAC’s existing public shareholders. Source: Company Information (Global Blue).    26

Detailed transaction overview (2/2)

IMPLIED VALUATION

VALUATION	
Pro-forma shares outstanding (M)	~188 (1)
Illustrative share price	$10.0 / €9.0
Implied equity value	**€1,700**
Net debt at closing	600
Implied total enterprise value	**€2,300**

IMPLIED 2020/21E TRANSACTION MULTIPLES (2)		
TEV / EBITDA	€190	12.1x
Equity value / Net Income	95	17.9x
FCFE yield	90	5.3%

POST-TRANSACTION OWNERSHIP (%)



Founders
FAR POINT
6% (4)
Shareholders
FAR POINT
39%
Public shareholders
FAR POINT
34%
Existing shareholders
Global Blue
42%
THIRD POINT
5%
(3)
Additional investors
7%
7%
Cornerstone equity investors
19%

Note: EUR/USD Exchange Rate 1.109. Global Blue Fiscal year closing as of March 31. Pro forma for refinance of existing debt. See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) Assumes no redemption by FPAC's existing public shareholders. (2) Global Blue 2020/21E comparable to peers' CY2020E financials. Based on mid-point of Company medium term guidance. (3) Total Third Point post-transaction ownership is 10% including Third Point cornerstone equity investment, public FPAC shares, and allocation of Far Point Founder shares. (4) Far Point Founders will (a) surrender 2.5M of its Founder Shares, which will be used as part of a new management incentive plan and (b) exchange an additional 2.5M of its Founder Shares into contingent shares, which will be earned 50% when the Combined Entity's shares trades at or above $12.50 per share and 50% when the Combined Entity's shares trade at or above $15.00 per share. Source: Company Information (Global Blue).

Global Blue FAR POINT 27

Global Blue peer group positioning    POTENTIAL PEER SET        INTEGRATED NETWORKS OTHER PAYMENTSNETWORK Core competency Some competency No competency END-TO-END SERVICE OFFERING DEEP MERCHANT RELATIONSHIPS PAYMENT PROCESSING EXPERTISE RICH CUSTOMER & MERCHANT DATA CAPEX-LIGHT MODEL 28    28

Global Blue represents a unique and attractive investment opportunity at a compelling valuation

TEV/EBITDA 2020E



12.1x
Integrated Networks(1)
16.4x
Other Payments(2)
17.6x
Networks(3)
24.3x

Implied discount:
- **26% vs. Integrated Networks**
- **31% vs. Other Payments**
- **50% vs. Networks**

P/E 2020E



17.9x
Integrated Networks(1)
23.2x
Other Payments(2)
24.1x
Networks(3)
31.3x

Implied discount:
- **23% vs. Integrated Networks**
- **26% vs. Other Payments**
- **43% vs. Networks**

FCFE YIELD 2020E



5.3%
Integrated Networks(1)
3.7%
Other Payments(2)
3.5%
Networks(3)
2.8%

Implied discount:
- **1.6 pp vs. Integrated Networks**
- **1.8 pp vs. Other Payments**
- **2.5 pp vs. Networks**

Note: Global Blue valued at TEV €2.3B and Equity Value of €1.7B. See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. FY Mar-2021 for Global Blue / CY2020 for peers; (1) Integrated Networks refers to median of: Amadeus, Edenred, Fleetcor and Wex; (2) Other Payments refers to median of: FIS, Fiserv, Global Payments and Worldline; (3) Networks refers to median of: Mastercard and Visa. Source: Company Information (Global Blue), Capital IQ.

Global Blue FAR POINT 29

BUSINESS OVERVIEW INVESTMENT HIGHLIGHTS TRANSACTION OVERVIEW APPENDIX—Additional company materials    30

VAT refund regulatory framework    WHAT IS VAT & VAT REFUND SCHEME?    VAT: Value-added Tax is an indirect tax on the domestic consumption of goods and services, except those that are zero-rated (such as food and essential drugs) or are otherwise exempt (such as exports). VAT refund scheme: International shoppers can claim a refund on the VAT they have paid in destination countries on eligible goods while exiting the country/region of purchase(1)    PARAMETERS OF THE VAT REFUND SCHEME        Eligible goods •Specific list for each country VAT•Example of countries where alcohol or tobacco are not eligible for Tax Free Shopping: Czech Republic, Greece, Lithuania, Belgium, France, Morocco, Russia, Slovenia and South Korea Eligible beneficiary •Usually: All non-residents of the country/region •Example of countries where domestic purchaser exporting goods are eligible to Tax Free Shopping: Japan/Australia VAT rate %•Ranges between 15-25% in European countries(2) and 5-10% in Asian countries Minimum purchase amount •Specific to each country •France: €175.01, Italy: €154.95, Spain: €0, UK: £0, Japan: JPY 5,000    Note: (1) The EU VAT Directive also requires all EU member states to operate a VAT refund scheme for non-EU residents; A unanimous decision from all EU member states for any change to the EU VAT Directive; (2) The EU VAT Directive provides that each EU member state must apply a standard VAT rate of at least 15% and there is no maximum rate that can be set. Source: Company information (Global Blue).    31

Positive VAT dynamics are a strong driver of luxury sales growth

INCREASING NUMBER OF COUNTRIES ARE ADOPTING VAT

Number of countries and territories with VAT


180[1]
+160
20
1979/80
2018/19

INCREASING NUMBER OF COUNTRIES ARE ADOPTING VAT REFUND SCHEMES

Number of countries operating a VAT refund scheme


73
+72
1
1979/80
2018/19

VAT REFUND COUNTRIES EXHIBIT HIGHER LUXURY SALES GROWTH

Luxury market growth (CAGR 2009/10 - 2018/19)


~10%
+3ppts
~7%
~5%
Domestic
Non-TFS countries
TFS countries
Personal luxury
Extra-regional luxury

Note: (1) Includes territories with different VAT rules than sovereign countries, that are counted as separate countries.
Source: Company information (Global Blue), OECD.

Global Blue FAR POINT 32

Increasing VAT rates drive growth of TFS environment    VAT EVOLUTION ACROSS MAJOR DESTINATION MARKETS    30% 25% Finland taly EUROPE 20% Franc etherlands 15% Increased to 10% Spain in 1 Oct. 2019 Germany UK 10% 5% ingapore ASIA Japan 0% 1992/93 1993/94 1994/95 1995/96 1996/97 1997/98 1998/99 1999/00 2000/01 2001/02 3 2002/0 2003/04 2004/05 2005/06 7 2006/0 2007/08 2008/09 2009/10 2010/11 2011/12 2012/13 2013/14 2014/15 2015/16 2016/17 2017/18 2018/19 2019/20    DEVELOPMENTS 77% of European OECD members increased their VAT rate since 2006 ermany: 16%-19% (2007-2008) Spain: 16%-21% (2010-2013) aly: 20%-22% (2011-2015) Japan stated intent to increase VAT rate from 8% to 10% from 1 October 2019    Source: Company information (Global Blue)    33

Additional countries may implement VAT refund schemes

COUNTRIES LIKELY TO ADOPT VAT REFUND SCHEMES IN THE NEXT 5 YEARS[1]

	HIGH TO MEDIUM PROBABILITY	MEDIUM TO LOW PROBABILITY
Countries currently with no VAT or GST and no VAT refund scheme	Kuwait	Brazil, USA, Iran
Countries currently with VAT or GST and no VAT refund scheme	Peru, Kazakhstan, Chile, Saudi Arabia, Costa Rica	India, Canada, Philippines, Venezuela, New Zealand
Countries currently with VAT or GST and with VAT refund scheme managed by the government	Colombia, Serbia, Sri Lanka, Indonesia	Australia[2], Azerbaijan, Thailand

Note: (1) Subject to decisions of the respective governments, as such may or may not eventually occur; (2) Global Blue supports Australia government scheme through back-office Tax Free Shopping processing. As such, Australia is included in both Global Blue countries and government-run schemes. Source: Company information (Global Blue).

Global Blue FAR POINT 34

Open-Eye advisory to identify opportunities for growth

We use data to help merchants understand the international shopper opportunity

BENCHMARK TAX FREE SHOPPING SOLUTIONS PERFORMANCE


Global Blue
MERCHANT OVERVIEW

IDENTIFY INTERNATIONAL SHOPPER TRAFFIC OR SPEND OPPORTUNITIES



ADAPT PRODUCT ASSORTMENT TO LATEST INTERNATIONAL TREND


Global Blue
PRODUCT CATEGORIZATION

ADAPT TACTICAL DECISIONS BASED ON SHORT-TERM FUTURE OUTLOOK


ITALY

Source: Company information.

Global Blue FAR POINT 35

Macro drivers directly tied to Global Blue's growth equation

A — EMERGING MARKETS
70% international shoppers from emerging markets

B — VAT DYNAMICS
Increasing number of VAT refund schemes and increasing rates

C — DIGITALIZATION
54% of Global Blue export validations are digital[2]

D — DIGITALIZATION OF PAYMENTS
67% of transactions are digital[3]

TAX FREE SHOPPING ADDRESSABLE MARKET: €70B SALES IN STORE

A Number of traveller trips × **B** Average spend per trip & per shopper × **C** Success Ratio 39%[1] currently

A:
- Emerging market (EM): Middle class wealth growth
- Developed countries: GDP growth

B:
- Purchasing power in local currency
- Extra-regional price differential[4]

C:
- Awareness
- Ease of issuing, export validation and refunding

DYNAMIC CURRENCY CONVERSION ADDRESSABLE MARKET: €455B SALES IN STORE

D Addressable digital payments × **D** % of merchants offering DCC × Acceptance Rate 28% currently[5]

Note: Figures refer to 2018/19. (1) Presented on a transaction basis, which translates to 49% on a SIS basis; (2) SIS in countries with digital export validation as % of total Global Blue SIS; (3) Refers to percentage of payments that are electronic (non-cash); (4) Defined as the difference in retail price, of the same product, between the origin and destination country, before having the VAT, that is included in the destination country retail price, refunded; (5) Global Blue SIS acceptance rate calculated on SIS basis.
Source: Company Information (Global Blue), Euromonitor.

Global Blue FAR POINT 36

Medium-term analysis - results per annum may differ (positively or negatively)

SiS forecast and revenue growth guidance reconciliation



Medium-term CAGR, %
EM travel growth=9.0% x Int'l shopper's origin: EM=70%
DM GDP growth=2.5% x Int'l shopper's origin: DM=30%
Success Ratio improvement
6.3
0.8
7.1
1.9
1.5
8.9
8.6
(0.5)
(1.0)
(1.4)
(3.1)
(1.0)
(1.5)
6.0
3.0
EM Growth
DM Growth
Implied Macro-driven SiS Growth
Incremental SiS Growth
SiS Growth
Merchant Mix
Country Mix
Pricing
Revenue Growth Guidance
~2/3 of the delta
Mix Effect
~1/3 of the delta
- Higher end of the guidance

Source: Company Information (Global Blue).

Global Blue FAR POINT 37

Group cost structure drives operating leverage    COST BREAKDOWN(1) (AS OF 2018/19) Adjusted operating costs indexed to 100    DEFINITIONS    VARIABLE     Issuing & Validation: Costs related to tax free form issuance and validation Acquiring: Costs related to financial processing business Refunding: Fee paid to agents and airports Processing: Transaction processing costs Variable costs benefit from operating leverage FIXED Refunding / Processing: personnel costs Sales & Marketing: Cost of sales force Technology Operating Costs: Costs related to IT G&A: Includes management, product, finance, office costs, etc. Fixed costs generally evolve in line with or slightly above inflation    KEY TAKEAWAYS Strong operating leverage as a result of the cost base being ~60% fixed Variable costs tied to specific financial KPIs, not simply Group revenue    Source: Company Information (Global Blue). See “Non-GAAP Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. Note: (1) Calculated on the basis of adjusted operating expenses, i.e. operating expenses excluding D&A and other operating income and expenses (2) Adjusted operating expenses as a percentage of revenue.    38

Well-invested business to support future growth



Fiscal years ended in March
2014/15
2015/16
2016/17
2017/18
2018/19
OUTLOOK
CAPEX
€M
7.3
6.7
27.8
26.6
33.4
D&A
€M(1)
€15M depreciation related to the right of use asset, as a result of the adoption of IFRS 16
5.2
6.6
8.5
11.9
15.3
15.2
30.5

KEY TAKEAWAYS

- 2016/17 capex increase is driven by introduction of innovation and differentiation investments
- Capex expected to stay approximately at current level of ~€32-35M
- D&A (excl. IFRS 16) to increase by ~€5M p.a. in the next 3 years (up to 2021/22E)
- D&A related to IFRS 16 right of use assets is expected to remain stable

Note: (1) Excludes the amortization of acquisition-related intangible assets
Source: Company Information (Global Blue).

Global Blue FAR POINT 39

Adjusted EBIT to Adjusted net income (group share) bridge

ADJUSTED EBIT TO ADJUSTED NET INCOME (GROUP SHARE) BRIDGE

2018/19, €M



139.1
(28.7)
I
110.4
(25.1)
II
85.4
(4.5)
III
80.8
Adjusted EBIT
Net finance costs
Adjusted PBT
Adjusted Income Tax
Adjusted Net Income
Minority Interest
Adjusted Net Income (Group Share)

As % of revenue	34.0%	27.0%	20.9%	19.8%

COMMENTARY

I	Net finance costs include interest expenses related to interest bearing debt, lease liabilities interest, net FX gain/loss, finance income and other finance expenses
II	Adjusted tax rate of ~23%
III	Mainly attributable to JV in Japan, a country that has the potential to grow faster than the Group

KEY TAKEAWAYS

High Adjusted EBIT to Adjusted Net Income conversion driven by efficient organizational & capital structure

Note: See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation.
Source: Company Information (Global Blue).

Global Blue FAR POINT 40

Resilient business performance during global financial crisis

TRAVEL INDUSTRY

Passenger revenue, rebased to 100[1]

CAGR: 0%


Global financial crisis
100
(16%)
84
100
2008A
2009A
2010A

LUXURY INDUSTRY

Personal luxury goods market, rebased to 100

CAGR: 2%


Global financial crisis
100
(8%)
92
105
2008A
2009A
2010A

GLOBAL BLUE

TFS sales in store, rebased to 100[2]

CAGR: 17%


Reversion to the mean with SIS growth "catching up" when the concerns diminish
Global financial crisis
Resilient during downturns, with flat YoY performance during financial crisis
100
(0%)
100
136
2008A
2009A
2010A

Resilient performance during economic downturn with less compression vs. the travel & luxury markets, as well as a stronger reversion / "catch-up" growth thereafter

Note: (1) Estimated revenue of the global passenger airline industry (2) Refers to calendar year (December year end)
Source: IATA, Altagamma, Company Information (Global Blue).

Global Blue FAR POINT 41

FX impact felt instantly    TOTAL UK TFS SIS DEVELOPMENT POST BREXIT REFERENDUM    KEY TAKEAWAYS    international shoppers’ TFS demand, particularly for EM shoppers TFS demand adjusts instantly to FX Brexit-driven GBP-depreciation impacted demand on the same day    Note: (1) Refers to USD/GBP change between 23 June 2016 and 23 October 2016 Source: Company Information (Global Blue).    42

Strong correlation between FX movements and SiS with high elasticity for Chinese Shoppers    CHINESE DEMAND IS HIGHLY ELASTIC VIS-À-VIS FX MOVEMENTS THOUGH STABLE AND GROWING AT ~10%(1) OVER THE LONGER-TERM    Relationship between Chinese SiS in Eurozone and FX CNY/EUR    RUSSIAN MACRO VOLATILITY RESULTING IN LIMITED IMPACT DUE TO LOWER ELASTICITY    Note:     (1) 5 year SiS 2013/14—2018/19 CAGR (2) Methodology: regression analysis using the least squares method between YoY change of FX and YoY change of SiS (CNY versus EUR, and Chinese SiS in the Eurozone) (3) Methodology: regression analysis using the least squares method between YoY change of FX and YoY change of SiS (RUB versus EUR, and Russian SiS in the Eurozone);Source: Company Information (Global Blue).    43

Dynamic Currency Conversion Solution A win-win value proposition for acquirers, merchants, international shoppers, and Global Blue    INTERNATIONAL SHOPPER    Software Software Software GLOBAL BLUE SOLUTION    Note: This overview is presented for illustrative purposes only and not as a representation of actual amounts involved in the DCC process. Actual amounts may vary depending on a number of factors, including the revenue share split set out in agreements with acquirer and merchants, expected DCC acceptance rates and market trends. (1) FX fees charged by the issuing bank for the conversion of the £900 purchase amount is equal to or greater than the Global Blue dynamic currency conversion fees.    44

Valuation of publicly traded comparables

$B	MCAP	TEV	TEV / EBITDA CY2020	P / E CY2020	FCFE YIELD CY2020	DIV. YIELD CY2020
Integrated Networks						
Amadeus	35.3	38.8	14.5x	24.0x	3.6%	2.1%
Fleetcor	27.2	30.7	17.6x	22.3x	4.1%	-
Edenred	12.6	14.7	17.7x	30.5x	3.5%	2.6%
Wex	9.4	12.0	15.1x	20.2x	3.8%	-
Median			16.4x	23.2x	3.7%	1.1%
Other Payments						
FIS	86.6	105.9	17.3x	22.0x	3.2%	1.0%
Fiserv	80.3	101.0	16.4x	23.5x	3.9%	-
Global Payments	55.6	63.8	18.2x	24.7x	4.1%	0.3%
Worldline	13.2	13.5	18.0x	32.4x	3.2%	0.2%
Median			17.6x	24.1x	3.5%	0.2%
Networks						
Visa	409.2	419.3	22.7x	28.8x	2.8%	0.6%
Mastercard	304.7	307.1	25.9x	33.9x	2.9%	0.5%
Median			24.3x	31.3x	2.8%	0.6%

Source: Capital IQ.

Global Blue FAR POINT 45

BUSINESS OVERVIEW INVESTMENT HIGHLIGHTS TRANSACTION OVERVIEW APPENDIX—Financials and reconciliations    46

Non-GAAP adjusted income statement

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Revenue	**417.9**	**420.0**	**409.0**	**208.7**	**226.5**
Adjusted operating expenses	(251.6)	(250.4)	(239.4)	(119.9)	(126.4)
Adjusted EBITDA	**166.2**	**169.6**	**169.6**	**88.9**	**100.1**
Other depreciation and amortisation	(8.5)	(11.9)	(30.5)	(14.5)	(17.7)
Adjusted EBIT	**157.8**	**157.7**	**139.1**	**74.4**	**82.4**
Net finance costs	(34.8)	(32.1)	(28.7)	(15.9)	(16.2)
Adjusted profit before tax	**123.0**	**125.6**	**110.4**	**58.5**	**66.2**
Adjusted income tax	(28.2)	(28.4)	(25.1)	(13.2)	(16.2)
Adjusted profit for the period	**94.7**	**97.1**	**85.4**	**45.3**	**50.0**
Adjusted profit attributable to:					
Owners of the parent (also referred to as "Adjusted Net Income Group Share")	91.8	93.4	80.8	42.3	46.2
Non-controlling interests	2.9	3.8	4.5	3.0	3.8

Source: Company Information (Global Blue).

Global Blue FAR POINT 47

Reported IFRS income statement

CONSOLIDATED INCOME STATEMENT

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Total revenue	417.9	420.0	409.0	208.7	226.5
Operating expenses	(338.8)	(361.6)	(354.4)	(175.8)	(190.5)
Operating profit	79.0	58.4	54.6	32.9	35.9
Finance income	6.7	2.4	2.8	2.5	2.6
Finance costs	(41.5)	(34.5)	(31.5)	(18.3)	(18.8)
Net finance costs	(34.8)	(32.1)	(28.7)	(15.9)	(16.2)
Profit before tax	44.2	26.3	25.9	17.0	19.8
Income tax expense	(15.6)	(7.8)	(18.0)	(6.7)	(8.6)
Profit for the period	28.6	18.5	7.9	10.3	11.2
Profit attributable to:					
Owners of the parent (also referred to as "Net Income Group Share")	25.7	14.7	3.4	7.4	7.4
Non-controlling interests	2.9	3.8	4.5	3.0	3.8

PERFORMANCE MEASURES RECONCILIATION

FY ended in March, €M	FY 2009/10A	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Operating profit	1.6	79.0	58.4	54.6	32.9	35.9
Other income and expenses	19.5	3.8	24.4	9.9	4.1	9.2
Amortisation of acquisition-related assets	11.3	74.9	74.8	74.6	37.4	37.2[(1)]
Adjusted EBIT	32.4	157.8	157.7	139.1	74.4	82.4
Other depreciation and amortisation	3.9	8.5	11.9	30.5	14.5	17.7
Adjusted EBITDA	36.3	166.2	169.6	169.6	88.9	100.1
% Margin	*22.7%*	*39.8%*	*40.4%*	*41.5%*	*42.6%*	*44.2%*

Source: Company Information (Global Blue).
Note: (1) Mainly related to exit preparation costs, which will no longer exist after FY2019/20, and share based payments.

Global Blue FAR POINT 48

Balance sheet    CONSOLIDATED STATEMENT OF FINANCIAL POSITION    €M    3/31/2019 9/30/2019 Property, plant and equipment56.253.8 Intangible assets695.6663.0 Deferred income tax assets14.017.1 Investments in associates and joint ventures2.43.1 Other non-current receivables12.715.4 Non current assets781.0752.4 Trade receivables249.3377.1 Other current receivables49.247.8 Income tax receivables3.61.6 Prepaid expenses15.011.4 Cash and cash equivalents104.175.1 Current assets421.3513.1 Assets1,202.31,265.5    €M3/31/20199/30/2019 Attributable to the parents75.180.3 Non-controlling interest8.47.7 Total equity83.587.9 Loans and borrowings622.4623.5 Other long-term liabilities39.239.0 Deferred income tax liabilities49.441.8 Post-employment benefits5.15.3 Provisions for other liabilities and charges1.72.1 Non current liabilities717.8711.7 Trade payables274.0331.7 Other current liabilities61.063.8 Accrued liabilities40.041.6 Current income tax liabilities26.028.7 Current liabilities401.0465.9 Total equity and liabilities1,202.31,265.5    49

Reconciliations (1/4)

ADJUSTED OPERATING EXPENSES

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Operating expenses	**(338.8)**	**(361.6)**	**(354.4)**	**(175.8)**	**(190.5)**
Other income and expenses	3.8	24.4	9.9	4.1	9.2[1]
Amortisation of acquisition-related assets	74.9	74.8	74.6	37.4	37.2
Other depreciation and amortisation	8.5	11.9	30.5	14.5	17.7
Adjusted operating expenses	**(251.6)**	**(250.4)**	**(239.4)**	**119.9**	**126.4**

ADJUSTED INCOME TAX EXPENSE

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Income tax expense	**(15.6)**	**(7.8)**	**(18.0)**	**(6.7)**	**(8.6)**
Deferred tax on amortisation of acquisition-related assets	(15.1)	(15.1)	(15.1)	(7.5)	(7.5)
Tax impact of other income and expense	2.5	(5.6)	(2.8)	1.0	(0.1)
Italian tax audit	-	-	10.8	-	-
Adjusted income tax expense	**(28.2)**	**(28.4)**	**(25.1)**	**(13.2)**	**(16.2)**

Source: Company Information (Global Blue).
Note: (1) Mainly related to SPAC costs, which will no longer exist after FY2019/20, and share based payments.

Global Blue FAR POINT 50

Reconciliations (2/4)

ADJUSTED PROFIT BEFORE TAX and ADJUSTED NET INCOME

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Profit before tax	**44.2**	**26.3**	**25.9**	**17.0**	**19.8**
Other income and expenses	3.8	24.4	9.9	4.1	9.2[1]
Amortisation of acquisition-related assets	74.9	74.8	74.6	37.4	37.2
Adjusted profit before tax	**123.0**	**125.6**	**110.4**	**58.5**	**66.2**

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Net Income (Group Share)	25.7	14.7	3.4	7.4	7.4
Other income and expenses	3.8	24.4	9.9	4.1	9.2
Amortisation of acquisition-related assets	74.9	74.8	74.6	37.4	37.2
Cum. tax effect of adjustments[3]	(12.6)	(20.6)	(7.1)	(6.6)	(7.6)
Adjusted net income (Group Share)	91.8	93.4	80.8	42.3	46.2

UNLEVERED NET INCOME

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A
Operating profit	**79.0**	**58.4**	**54.6**
Other income and expenses	3.8	24.4	9.9
Amortisation of acquisition-related assets	74.9	74.8	74.6
Adjusted EBIT	**157.8**	**157.7**	**139.1**
Unlevered tax[2]	(36.2)	(35.7)	(31.6)
Unlevered net income	**121.5**	**122.0**	**107.5**

Source: Company information (Global Blue).
Note: (1) Exit preparation costs, which will no longer exist after FY2019/20, and share based payments. (2) Based on Effective Tax Rate calculated as Adjusted Income Tax divided Adjusted PBT. (3) Impact on tax expense from other income and expenses and amortisation of acquisition-related assets

Global Blue FAR POINT 51

Reconciliations (3/4)

CASH FLOW SUMMARY

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH 1 2018/19A	FH1 2019/20A
Adjusted EBITDA[(1)]	**166.2**	**169.6**	**169.6**	**88.9**	**100.1**
Capex	(27.8)	(26.6)	(33.4)	(13.9)	(14.4)
ΔNWC	10.9	(21.2)	7.3	(53.4)	(62.9)
PTUFCF	**149.4**	**121.9**	**143.4**	**21.6**	**22.7**
% Conversion (% Adjusted EBITDA)	*89.8%*	*71.9%*	*84.6%*	*N.M.*	*N.M.*
Interest paid	(34.9)	(26.8)	(24.5)	(12.4)	(12.1)
Taxes paid	(25.0)	(24.7)	(28.3)	(15.6)	(14.7)
Principal elements of lease payments	-	-	(14.2)	(7.0)	(8.1)
Dividends paid to non-controlling interests	(3.6)	(3.5)	(3.9)	(3.6)	(4.8)
FCFE (group share)	**85.9**	**66.9**	**72.6**	**(17.1)**	**(17.0)**

Normal seasonal working capital cash outflow driven by summer peak shopping period

Source: Company Information (Global Blue). (1) As reconciled on page 41

Global Blue FAR POINT 52

Reconciliations (4/4)

NET LEVERAGE

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Cash and cash equivalents	(111.7)	(50.7)	(104.1)	N.A.	(75.1)
Non-current loans and borrowings	610.5	612.8	622.4	N.A.	623.5
Addback: Capitalized Financing Costs	19.5	17.2	13.4	N.A.	11.6
Exclude: IFRS 9 Impact	0.0	0.0	(5.8)	N.A.	(5.1)
Current lease liabilities	-	-	13.7	N.A.	13.7
Non-current lease liabilities	-	-	32.4	N.A.	31.7
Net debt	**518.3**	**579.3**	**572.0**	**N.A.**	**600.3**
Adjusted EBITDA (on a rolling 12-month basis)	166.2	169.6	169.6	N.A.	180.8
Leverage ratio	**3.1x**	**3.4x**	**3.4x**	**N.A.**	**3.3x**

Source: Company information (Global Blue).

Global Blue FAR POINT 53

Key risks relating to Global Blue    We are subject to currency exchange rate risk in the conduct of our business, including commercial risk if certain currency zones become less attractive for inbound international shoppers. Our business is highly dependent on international travel, which may be adversely affected by regional or global circumstances or travel restrictions. Our business is dependent on the overall level of consumer spending, which is affected by general economic conditions and spending patterns. A decrease in VAT rates or changes in VAT or VAT refund policies in countries in which we operate could negatively affect our business. Changes in the regulatory environment, licencing requirements and government agreements could adversely affect our business. We must continually adapt and enhance our existing technology offerings and ensure continued resilience and uptime of our underlying technology platform to remain competitive in our industry. We operate in a competitive market and we may lose merchant accounts to our competitors. Our business may be adversely affected by disintermediation of TFS processes. Price harmonisation or convergence between destination markets and origin markets may adversely affect our business. The integrity, reliability and efficiency of our internal controls and procedures may not be guaranteed. We are subject to taxation in multiple jurisdictions, which is complex and often requires making subjective determinations subject to scrutiny by, and disagreements with, tax regulators. Adverse competition law rulings could restrict our ability to expand or to operate our business as we wish and could expose us to fines or other penalties. Our TFS business is dependent on our airport concessions and agreements with agents. We operate in emerging markets and are exposed to risks associated with operating in such markets. We may be adversely affected by risks associated with strategic arrangements or investments in joint ventures with third parties. Our business is subject to loss through physical disaster, data security breach, computer malfunction or sabotage. Our AVPS business relies on relationships with acquirers and on the involvement of card schemes. We are subject to counterparty risk and credit risk. We are subject to losses from fraud, theft and employee error. We may not be able to attract, integrate, manage and retain qualified personnel or key employees. We are subject to complex and stringent data protection and privacy laws and regulations in the jurisdictions in which we operate. Our business is subject to anti-money laundering, sanctions and anti-bribery regulation and related compliance costs and third-party risks. We are subject to risks relating to intellectual property. Litigation or investigations involving us could result in material settlements, fines or penalties and may adversely affect our business, financial condition and results of operations As reported on the French Competition Authority (FCA) website, on November 28, 2019, representatives of the FCA carried out unannounced inspections of companies in the VAT refund services sector in Paris, including Global Blue. Documents were collected and taken in connection with an investigation, in respect of which Global Blue is fully co-operating. The investigation is solely linked to suspected anti-competition breaches in France (which represents 7.6% of Global Blue’s total Oct-19 LTM revenue) and, as stated by the FCA, such investigation does not pre-suppose the existence of a breach of law. Global Blue has lodged at court a right to appeal against the decision by the FCA to launch the investigation. Further information will be provided as and when available    54